FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

Supplement dated October 24, 2007

(to the Forward Long/Short Credit Analysis Fund Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2007)

Operational Status of Class C Shares

The Forward Long/Short Credit Analysis Fund is not offering Class C shares at this time and will not offer Class C shares until further notice.

FWD000839 1007SUP-2